UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

OTR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39708	85-2136914
(State of incorporation	(Commission	(I.R.S. Employer
or organization)	File Number)	Identification Number)

1395 Brickell Avenue, Suite 800 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 697-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	OTRAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	OTRA	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	OTRAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 19, 2022, Comera Life Sciences Holdings, Inc., a Delaware corporation (“Holdco”), consummated the acquisition of all of the issued and outstanding shares of OTR Acquisition Corp., a Delaware corporation (“OTR”) and Comera Life Sciences, Inc., a Delaware corporation (“Comera”), in accordance with that certain Business Combination Agreement, dated as of January 31, 2022 (as amended, the “Business Combination Agreement”), by and among Holdco, OTR, Comera, CLS Sub Merger 1 Corp., a Delaware corporation, (“Comera Merger Sub”), and CLS Sub Merger 2 Corp., a Delaware corporation (“OTR Merger Sub”).

On May 19, 2022 (the “Closing Date”), as contemplated in the Business Combination Agreement and described in the section titled “Proposal No. 1 — The Business Combination Proposal” of the definitive proxy statement/prospectus, (the “Proxy Statement/Prospectus”), filed by OTR with the Securities and Exchange Commission (the “SEC”) on April 15, 2022: (i) Comera Merger Sub merged with and into Comera, with Comera surviving such merger as a direct wholly-owned subsidiary of Holdco (the “Comera Merger”) and (ii) OTR Merger Sub merged with and into OTR, with OTR surviving such merger as a direct wholly-owned subsidiary of Holdco (the “OTR Merger”) (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). Upon the closing of the Business Combination (the “Closing”), by virtue of the Comera Merger, all shares of Comera Common Stock issued and outstanding immediately prior to the Closing (including shares of Comera Common Stock issued upon conversion of Comera preferred stock immediately prior to the Closing) were canceled and converted into the right to receive shares of Holdco common stock, par value $0.0001 per share (“Holdco Common Stock”), all Comera vested in-the-money stock non-qualified stock options outstanding were canceled and converted into the right to receive shares of Holdco Common Stock and all outstanding Comera unvested stock options and Comera vested incentive stock options and vested out-of-the-money options were converted into options to purchase shares of Holdco Common Stock.

At the time of the OTR Merger, by virtue of the OTR Merger and without any action on the part of OTR, Holdco, OTR Merger Sub or the holders of any of the following securities: (i) immediately prior to the OTR Merger, all shares of OTR Class B Common Stock, , par value $0.0001, were converted (“OTR Class B Conversion”) into shares of OTR Class A Common Stock, par value $0.0001 (“OTR Class A Common Stock”); (ii) immediately prior to the OTR Merger Effective Time, the shares of OTR Class A Common Stock and the warrants to purchase shares of OTR Class A Common Stock as contemplated under the Warrant Agreement (as defined below), with each whole warrant exercisable for one share of OTR Class A Common Stock at an exercise price of $11.50 per whole share (the “OTR Warrants”) comprising each issued and outstanding OTR Unit immediately prior to the OTR Merger was automatically separated (the “Unit Separation”) and the holder thereof was deemed to hold one share of OTR Class A Common Stock and one-half of one OTR Warrant, (iii) following the OTR Class B Conversion and Unit Separation, each share of OTR Class A Common Stock issued and outstanding immediately prior to the OTR Merger Effective Time was automatically converted into and become the right to receive one (1) share of Holdco Common Stock and all OTR Warrants were converted into warrants to purchase shares of Holdco Common Stock, subject to the same terms and conditions as were applicable to the OTR Warrants and (iv) all shares of OTR common stock held in the treasury of OTR were canceled without any conversion thereof and no payment or distribution will be made with respect thereto.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the OTR Merger and the Comera Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to OTR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2022 and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Business Combination, OTR entered into that certain Warrant Assumption Agreement (the “Warrant Assumption Agreement”) by and among OTR, Holdco and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”). Pursuant to the Warrant Assumption Agreement, Holdco assumed all of OTR’s rights and obligations under the Warrant Agreement, dated as of November 17, 2020 by and between OTR and Continental (the “Warrant Agreement”), and each OTR Warrant entitling the holder thereof to acquire one share of OTR Class A Common Stock was converted into a warrant to acquire one share of Holdco Common Stock, subject to the same terms and conditions as were applicable to the OTR Warrant.

On May 19, 2022, OTR, Holdco, and certain existing stockholders of OTR and Comera (collectively, the “Reg Rights Holders”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Holdco will be obligated to file a registration statement to register the resale of 5,917,757 warrants convertible into shares, and approximately 19,169,698 shares (including 5,917,757 shares issuable upon exercise of the warrants), of Holdco Common Stock held by certain Reg Rights Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, certain Reg Rights Holders may demand at any time or from time to time, to sell all or any portion of their registrable securities in an underwritten offering so long as the total offering price is reasonably expected to exceed $30 million. The Registration Rights and Lock-Up Agreement also provides certain Reg Rights Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provides for the Holdco Common Stock held by the Reg Rights Holders to be locked-up until the earlier of (i) one year following the Closing and (ii) the date on which the sale price of the Holdco Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-day trading period commencing 150 days after the Closing.

The descriptions of the Warrant Assumption Agreement and Registration Rights Agreement in this Form 8-K do not purport to be complete and are subject, and qualified in their entirety by reference to the full text of the Warrant Assumption Agreement and Registration Rights Agreement, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, concurrently with the Reg Rights Holders’ entry into the Registration Rights Agreement, and pursuant to the terms of the Registration Rights Agreement, OTR, OTR Acquisition Sponsor LLC (“Sponsor”) and certain other securityholders named therein terminated that certain Registration Rights Agreement, dated November 17, 2020, by and among OTR, Sponsor and such other securityholders.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Business Combination, on the Closing Date, OTR notified The NASDAQ Stock Market LLC (“Nasdaq”) of the consummation of the Business Combination and requested that Nasdaq (i) suspend trading of the shares of OTR Class A Common Stock effective as of the close of trading on the Closing Date and (ii) file with the SEC one or more Forms 25 to delist the OTR Class A Common Stock, the OTR Warrants and the units of OTR (the “OTR Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). OTR intends to file a certification on Form 15 with the SEC to deregister the OTR Securities and suspend OTR’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Items 1.01, 1.02, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Following the effective time of the OTR Merger and as a result of the Business Combination, a change in control of OTR occurred and OTR became a wholly owned subsidiary of Holdco.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination transactions and effective as of the Closing Date, Nicholas J. Singer, Douglas B. Anderson, Glenn E. Gray, David W. Neithardt, Nadav Besner, and Amir Rozwadoski each resigned from the OTR board of directors and Nicholas J. Singer and Douglas B. Anderson resigned as officers of OTR.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Business Combination Agreement, as of the OTR Merger effective time, OTR amended and restated its certificate of incorporation (the “Second Amended and Restated Certificate”) and bylaws (the “Amended and Restated Bylaws”) in their entirety, each effective as of the Closing Date, and pursuant to the terms of the Business Combination Agreement, such Second Amended and Restated Certificate and Amended and Restated Bylaws are the certificate of incorporation and bylaws of the Holdco.

Copies of the Second Amended and Restated Certificate and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 20, 2022, OTR and Holdco issued a joint press release announcing the closing of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on January 31, 2022)

3.1	Second Amended and Restated Certificate of Incorporation of OTR

3.2	Amended and Restated Bylaws of OTR

4.1	Warrant Assumption Agreement, dated as of May 19, 2022, by and among OTR, Holdco and Continental Stock Transfer & Trust Company

4.2	Registration Rights and Lock-Up Agreement

99.1	Press Release, dated May 20, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 24, 2022

OTR ACQUISITION CORP.

By:	/s/ Nicholas J. Singer
Name: Nicholas J. Singer
Title: Chief Executive Officer